UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Quaint Oak Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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 April 12, 2010

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  The meeting will be held at our headquarters, located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania on Wednesday, May 12, 2010 at 2:00 p.m., Eastern time.  The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of Quaint Oak Bancorp, I thank you for your continued interest and support.

Sincerely,
Robert T. Strong
President and Chief Executive Officer

QUAINT OAK BANK

Main Office:
607 Lakeside Drive
Southampton, PA 18966

Branch Office:
1710 Union Boulevard
Allentown, PA 18190

# MARKET AREA

Lehigh County
Allentown
Bucks County
Montgomery County
Southampton
PENNSYLVANIA
Harrisburg
City of Philadelphia

Lakeside Office Park is located at the intersection of Route 132 (Street Road) and Mill Creek Drive. The entrance is across from Mill Creek Drive, and we are located at the southeast corner of the office park.

***If you are driving from:***

**I-95 and Street Road:** proceed west on Street Road approximately 7 miles.

**Pennsylvania Turnpike and Route 1 South:** proceed west on Street Road approximately 2 ½ miles.

**Bustleton Avenue:** proceed north on Bustleton Avenue to Street Road. Turn left and proceed approximately one mile.

**Huntingdon Pike (Route 232):** proceed north on Huntingdon Pike to Street Road. Turn right and proceed approximately 1.8 miles.

QUAINT OAK BANCORP, INC. Lakeside Office Park 607 Lakeside Drive Southampton, Pennsylvania 18966 (215) 364-4059

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	2:00 p.m., Eastern time, Wednesday, May 12, 2010

PLACE	Quaint Oak Bank Lakeside Office Park 607 Lakeside Drive Southampton, Pennsylvania 18966

ITEMS OF BUSINESS
(1)      To elect three directors for a three-year term expiring in 2013, and until their successors are elected and qualified;

(2)     To ratify the appointment of ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)     To transact such other business, as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Quaint Oak Bancorp common stock of record at the close of business on March 29, 2010, are entitled to vote at the meeting.

ANNUAL REPORT	Our 2009 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name with a broker or other nominee can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Southampton, Pennsylvania April 12, 2010	BY ORDER OF THE BOARD OF DIRECTORS Diane J. Colyer Corporate Secretary

PROXY STATEMENT
OF
QUAINT OAK BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Quaint Oak Bancorp, Inc., the parent holding company of Quaint Oak Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our headquarters located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania on Wednesday, May 12, 2010 at 2:00 p.m., Eastern time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 12, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2010.  This proxy statement and our 2009 Annual Report are available on our website at www.quaintoak.com under "Investor Relations."

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Quaint Oak Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the meeting, March 29, 2010, are entitled to vote at the meeting. On the record date, we had 1,190,012 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

Can I attend the annual meeting and vote my shares in person?

Yes.  All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held through a broker, bank, trust or other nominee i.e., in "street" name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to the Secretary of Quaint Oak Bancorp, Ms. Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966, stating that you would like to revoke your proxy.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal.  You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered "broker non-votes."

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have the discretionary voting power under rules applicable to broker-dealers.  Under these rules, the proposal to elect directors is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of ParenteBeard LLC for fiscal 2010.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present.  The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors.  The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm.  Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not counted as a vote cast and accordingly, will have no effect on the vote to elect directors or ratify the appointment of our independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits.  The directors are elected by our shareholders for staggered terms, or until their successors are elected and qualified.  At the annual meeting, shareholders of Quaint Oak Bancorp will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2013, and until their successors are elected and qualified.

No director is related to any other director or executive officer by first cousin or closer, except Messrs. Ager and DiPiero who are brothers-in-law.  Each nominee and each director whose term continues currently serves as a director of Quaint Oak Bancorp and its subsidiary, Quaint Oak Bank.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director.  Terms as directors for Messrs. Ager, Augustine, DiPiero, Gant, Phillips, Spink and Strong include service as a director of Quaint Oak Bank prior to the formation of Quaint Oak Bancorp.  Ages are reflected as of March 29, 2010.

Nominees for Director for a Three-Year Term Expiring in 2013

Name	Age and Principal Occupation During the Past Five Years
John J. Augustine, CPA
Director.  Chief Financial Officer of Quaint Oak Bancorp and Quaint Oak Bank since October 5, 2009.  Previously, Senior Manager of Teleflex, Inc., Limerick, Pennsylvania from February 2006 to September 2009.  Prior thereto, Mr. Augustine was a self employed consultant for JJA Consulting, Lansdale, Pennsylvania from January 2004 to February 2006; and Executive Vice President and Chief Financial Officer of Reda Sports, Inc., West Easton, Pennsylvania from March 1997 to January 2004. Age 57.

Mr. Augustine has served as a Director since 2000. As a certified public accountant he brings extensive business and consulting experience to the Board. He has more than 18 years of service with financial institutions, including serving as Vice President and Controller for Vista Bancorp, Inc., and Assistant Controller of Germantown Savings Bank.

Kenneth R. Gant, MBA
Director.  Non-employee Secretary/Treasurer of Quaint Oak Bank's Board through July 2007. Currently, Associate Agent of Landis Agencies, Quakertown, Pennsylvania; previously, Owner, Gant Insurance Agency, Doylestown, Pennsylvania from September 2006 to January 2008. Prior thereto, Agency Development Manager, National Grange Insurance Company, Keene, New Hampshire from February 2005 to April 2006; consultant for Quaint Oak Bank from July 2003 to February 2005; previously Chief Operating Officer; GMG Insurance Agency, Newton, Pennsylvania from 1980 to June 2003. Age 51.

Mr. Gant has served as a Director since 1986, and brings the perspective of risk management to the Board from his business life involvement, at many levels, in the insurance business. Mr. Gant has also earned his MBA degree which brings a higher view of business activities to his position as Director.  Mr. Gant also holds the CIC (Certified Insurance Counselor) and CPCU (Chartered Property and Casualty Underwriter) designations.

Robert T. Strong
Director.  President and Chief Executive Officer of Quaint Oak Bancorp and Quaint Oak Bank since March 2007 and June 2001, respectively.  Previously, Owner and President of Strong Financial Corporation, Southampton, Pennsylvania from 2000 through 2006.  Prior thereto, Mr. Strong was responsible for residential mortgage banking as Senior Vice President of Prime Bank, Fort Washington, Pennsylvania. Age 63.

Mr. Strong has served as a Director since 2000 and, having focused his professional career in banking, he brings an extensive background in financial institutions and leadership expertise to the Board. Mr. Strong also brings entrepreneurial business knowledge and experience to the Board through his prior ownership and operation of Strong Financial Corporation. He has extensive mortgage banking experience in the Bank's market area and significant knowledge of the local real estate market.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

                        Directors with a Term Expiring in 2011

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships
George M. Ager	Director. Previously, Vice Chairman of the Board of Quaint Oak Bank from 1984 to April 2007. Currently retired. Age 73.

Mr. Ager has served as a Director since 1968 and brings the perspective of intimate knowledge of the Philadelphia area to the Board.  Philadelphia has been described as a City of neighborhoods and Mr. Ager has worked the majority of them through his prior employment with a major utility company.  This geographic knowledge overlays the Banks major investment area.

James J. Clarke, Ph.D.
Director.  Principal of Clarke Consulting, Villanova, Pennsylvania, a financial institution consulting firm specializing in asset/liability management, strategic planning and board/management education, since 2002. Trustee of Reliance Bank, Altoona, Pennsylvania since August 1995. Director and Chair of the Audit Committee of Wright Investors' Service, a privately held company, Milford, Connecticut, since December 2002. Director of First Financial Bank, Downingtown, Pennsylvania and its public holding company, Chester Valley Bancorp Inc., from 2004 to 2005. Prior thereto, Mr. Clarke served as Professor of Finance and Economics, Villanova University from 1972 to 2002. Age 68.

Mr. Clarke has served as a Director since 2007 and holds the position of Chairman of the Asset and Liability Committee. His background as a professor of finance and economics and currently as a consultant to the banking industry brings unusual depth and perspective as a Director.

Marsh B. Spink	Director. Managing Partner of Lawn-Crest Realty, Philadelphia, Pennsylvania since 1962. Age 71.

Mr. Spink has served as a Director since 1988 and holds the position of Chairman of the Corporate Governance Committee, the moral compass of the Board. His life work has been in the real estate sales, management and construction business in the greater Philadelphia area which parallels the primary business activities of the Bank.

                       Directors with a Term Expiring in 2012

Name	Age and Principal Occupation During the Past Five Years
Andrew E. DiPiero, Jr., Esq.	Director. Partner with Stampone, D'Angelo, DiPiero, Attorneys at Law, P.C., Cheltenham, Pennsylvania, since June 2004. Age 57.

Mr. DiPiero has served as a Director since 1984 and holds the position of Chairman of the Audit Committee. He brings the expertise of a practicing law partner to the Board of Directors and has an insight into the Lehigh Valley market area, the Bank's newest market, having represented numerous clients in that region. Additionally, he has been awarded the designation of Super Lawyer by Philadelphia Magazine for each of the last five years.

Robert J. Phillips
Chairman of the Board of Quaint Oak Bancorp and Quaint Oak Bank since 2007 and 1984, respectively. Partner, Phillips and Phillips Enterprises, Doylestown, Pennsylvania since March 2005. Previously, President, Shipping Connections, Inc., Bristol, Pennsylvania from October 1996 to October 2003. Age 63.

Mr. Phillips has served as a director since 1968 and Chairman since 1984. Mr. Phillips also acts as a liaison to the Bank’s community serving in the position of Director of the Centennial Education Foundation along with being a Director and past President of the Southampton Business and Professional Association. He has been honored in 2010 with the Southampton Outstanding Citizen Citation.

Executive Officers Who Are Not Also Directors

Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of Quaint Oak Bancorp and Quaint Oak Bank who do not also serve as directors of Quaint Oak Bancorp.  Ages are reflected as of March 29, 2010.

Diane J. Colyer, age 51 years, has served as Chief Operating Officer of Quaint Oak Bancorp since October 2009, Treasurer of Quaint Oak Bancorp since July 2008, and Corporate Secretary since April 2007.  Ms. Colyer also served as Chief Operating Officer of Quaint Oak Bank since October 2009 and Treasurer since May 2009, System Security Officer since July 2000, Network Administrator since May 2001 and Corporate Secretary since April 2007.  Ms. Colyer served as Operations Officer of Quaint Oak Bancorp from March 2007 to October 2009 and of Quaint Oak Bank from August 1999 to October 2009. From May 2002 through April 2006, Ms. Colyer served as Compliance Officer, Security Officer and Community Reinvestment Act Officer of Quaint Oak Bank.  From April 2005 to April 2007, Ms. Colyer served as Assistant Secretary.

Curt T. Schulmeister, age 52 years, has served as Chief Lending Officer of Quaint Oak Bank since February 2007.  Previously, Mr. Schulmeister served as Executive Vice President and Chief Lending Officer of Earthstar Bank, Southampton, Pennsylvania since June 2001.

Robert Farrer, age 44 years, has served as Compliance Officer, Security Officer, Bank Secrecy Act Officer and Community Reinvestment Act Officer of Quaint Oak Bank since April 2006 and Manager – Customer Service since December 2004. Prior thereto, Mr. Farrer served as Bank Branch Manager and Assistant Vice President of Bank of America, Jenkintown, Pennsylvania, from September 1986 to December 2004.

Committees and Meetings of the Board of Directors

The Board of Directors of Quaint Oak Bancorp has established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2009, the Board of Directors of Quaint Oak Bancorp held twelve regular meetings.  No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.  The Board of Directors has determined that a majority of its members are independent directors as "independent director" is defined in the Nasdaq listing standards.  Our independent directors are Messrs. Ager, Clarke, DiPiero, Gant, Phillips and Spink.

Compensation Committee.  The members of the Compensation Committee were Messrs. Clarke, DiPiero and Phillips in fiscal 2009.  The Compensation Committee reviews the compensation of our executive officers and met three times in 2009.  No member of the Compensation Committee is a current or former officer or employee of Quaint Oak Bancorp or Quaint Oak Bank.  The Compensation Committee has adopted a written charter which is available on our website at www.quaintoak.com.

Audit Committee.  The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.  The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three outside directors, Messrs. DiPiero, Gant and Phillips.  The Board of Directors has not identified a member of the audit committee who meets the Securities and Exchange Commission's definition of audit committee financial expert.  The Board of Directors believes that the audit committee members have sufficient expertise to fulfill their fiduciary duties.

The Audit Committee meets on an as needed basis and met four times in fiscal 2009.  The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.quaintoak.com.

Nominating and Corporate Governance Committee.  The members of the Nominating and Corporate Governance Committee of Quaint Oak Bancorp for fiscal 2009 were Messrs. Gant, Phillips and Spink.  The Nominating and Corporate Governance Committee met two times during fiscal 2009.  Nominations for director of Quaint Oak Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.quaintoak.com.

Board Leadership Structure

Mr. Robert T. Strong serves as our President and Chief Executive Officer and Mr. Robert J. Phillips serves as our Chairman of the Board.  The Board of Directors has determined that the separation of the offices of Chairman of the Board and President enhances Board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Quaint Oak Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.  Mr. Phillips is an independent director under the rules of the Nasdaq Stock Market.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Quaint Oak Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing Quaint Oak Bancorp.

Two of our senior executive officers, Mr. Strong and Mr. Augustine, serve on our Board of Directors.  Other members of our senior management attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters.  Quaint Oak Bank has established an Asset-Liability Committee (ALCO) and Loan Committee composed of members of the Board and senior management.  The Chairman of the Board and independent directors work together to provide strong, independent oversight of the Company’s management and affairs.

Director Compensation

Members of our Board of Directors receive no compensation for attending meetings of Quaint Oak Bancorp's Board.  During 2009, each director of Quaint Oak Bank other than Mr. Strong received an annual retainer of $4,800 and received $600 for each meeting of the Board of Directors, with one paid absence permitted per year.  For all committees, other than Audit, members received $250 for each committee meeting.  Members of the Audit Committee received $500 per meeting and the Chair received $600.  Mr. Clarke, as Chair of the Asset and Liability Committee ("ALCO"), received $600 per committee meeting.  The other ALCO members, who are executive officers, did not receive committee meeting fees.  Committee fees are paid only if the meeting is attended.  In addition to the regular annual retainer and meeting fees, the Chairman of the Board received a fee of $2,267 per month during fiscal 2009.

Director Compensation Table.  The following table sets forth total compensation paid to each director of Quaint Oak Bank during fiscal 2009, other than Mr. Strong whose compensation is set forth below under "Executive Compensation."  Mr. Augustine was employed by Quaint Oak Bank as Chief Financial Officer on October 5, 2009 and ceased receiving compensation for Board membership as of the date of hire.  Quaint Oak Bank does not have a defined benefit pension plan or retirement plan for the benefit of directors.  We did not award any equity shares to our directors in 2009.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total(2)
George M. Ager, Jr.	$19,500	$ 55	$19,555

John J. Augustine, CPA	10,950	68,205	79,155

James J. Clarke, Ph.D.	15,150	55	15,205

Andrew E. DiPiero, Jr., Esq.	14,550	55	14,605

Kenneth R. Gant, MBA	14,500	55	14,555

Robert J. Phillips	49,950	166	50,116

Marsh B. Spink	19,500	55	19,555
________________________
(1)
Consists of dividends paid on shares of restricted stock that vested during 2009 and includes, for Mr. Augustine, fees earned for accounting and consulting services rendered in 2009 and salary as our Chief Financial Officer since October 5, 2009.  See "Service Agreement" below.

(2)
As of December 31, 2009, each of our non-employee directors and Mr. Augustine, held 2,222 shares of unvested restricted stock and 6,943 stock options, and Mr. Phillips held 6,665 shares of unvested restricted stock and 20,829 stock options.  The stock options have an exercise price of $10.00 per share and are vesting at a rate of 20% per year commencing on May 14, 2009.

In accordance with the applicable rules and regulations of the Office of Thrift Supervision for restricted stock awards and grants of stock options in the first year following Quaint Oak Bank's mutual to stock conversion, no future grants or awards are permissible for our non-employee directors under the 2008 Stock Option Plan or 2008 Recognition and Retention Plan unless previous awards are forfeited by our current non-employee directors.

Service Agreement.  Until September 2009, Mr. Augustine was a party to a service agreement with Quaint Oak Bank.  The Service Agreement was terminated on October 5, 2009 when Mr. Augustine was appointed as Chief Financial Officer of Quaint Oak Bancorp, Inc. and Quaint Oak Bank.  Under Mr. Augustine's agreement, he was compensated for accounting and consulting services at a rate of $80.00 per hour during that time.

Directors' Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so.  All of our directors attended our annual meeting of shareholders held in May 2009.

Director Nominations

The Nominating and Corporate Governance Committee's charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

•	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC); and
o	local or community ties, and

•	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o	independence of thought; and
o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate.  Procedures for shareholder nominations are discussed under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Transactions With Certain Related Persons

Our policies provide that all loans made by Quaint Oak Bank to our directors, officers and employees are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Quaint Oak Bank and do not involve more than the normal risk of collectability or present other unfavorable features.  All loans made to our directors and executive officers met such criteria.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Quaint Oak Bank to our President and Chief Executive Officer and our Chief Lending Officer for the years ended December 31, 2009 and 2008.  No other executive officer of Quaint Oak Bank received total compensation in excess of $100,000 during fiscal 2009 or 2008.  The Stock Awards and Option Awards reported do not match the amounts reported in last year's proxy statement due to the new reporting requirements adopted by the SEC in late 2009, which require the restatement of these amounts applying the new grant date fair value methodology.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards(1)	All Other Compensation(2)	Total
Robert T. Strong President and Chief Executive Officer	2009 2008	$220,000 220,000	$34,350 24,500	$ -- 125,668	$ -- 69,777	$ 24,194 19,296	$278,544 459,241

Curt T. Schulmeister Chief Lending Officer	2009 2008	122,500 120,000	9,000 9,200	-- 8,127	-- 4,510	12,957 10,525	144,457 152,362
_____________________
(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The assumptions used in valuing the restricted stock awards and stock option awards are set forth in Note 11 to the Consolidated Financial Statements included in our 2009 Annual Report to Shareholders.

(2)
Includes the fair market value of the shares of Quaint Oak Bancorp common stock allocated to the employee stock ownership plan accounts of Messrs. Strong and Schulmeister during fiscal 2009 based on a closing price of $8.50 on December 31, 2009,  dividends paid on shares of restricted stock that vested during 2009 and life insurance premiums. All other compensation does not include amounts attributable to other miscellaneous benefits.  The costs to Quaint Oak Bank of providing such benefits did not exceed $10,000.

The Compensation Committee approved a base salary of $220,000 for Mr. Strong in 2009, which was unchanged from his base salary for 2008.  The dollar amount of his base salary was determined by the Compensation Committee's review of the local market for chief executive officer compensation and was intended to ensure that Quaint Oak Bank remained competitive in attracting and retaining a qualified chief executive officer.  The Compensation Committee approved a bonus pool for all employees in 2009.  In determining the amount of the bonus pool allocated to Mr. Strong, the Compensation Committee utilized both a performance matrix and considered other notable achievements during 2009.  The matrix consisted of six targets: loan growth, deposit growth, net income, efficiency ratio, ratio of non-performing loans to gross loans and Camel rating.  In addition, in fiscal 2009, Mr. Strong received dues and membership fees for a local country club as a means of supporting business development.

Employment Agreement

Quaint Oak Bank entered into an employment agreement with Mr. Strong dated as of November 12, 2003.  The employment agreement has a three year term which is automatically extended each year for a successive additional one-year period, unless either party gives written notice not less than thirty (30) days nor more than ninety (90) days prior to the annual anniversary date, not to extend the employment term.  We amended and restated the employment agreement as of December 10, 2008, in order to comply with final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").  Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year.  Section 409A imposes restrictions with respect to deferral elections, payment events and payment elections.

The employment agreement provides for a minimum base salary of $220,000 to be paid to Mr. Strong, which may be increased from time to time by the board of directors.  Mr. Strong is also eligible for a bonus in such amount as determined by the board of directors at their discretion.  The agreement also provides that Mr. Strong may participate in employee benefit plans, currently consisting only of life insurance, shall be reimbursed for expenses incurred in performing his duties as President and Chief Executive Officer and shall be entitled to four weeks of paid vacation each year and ten days of paid sick leave subject to such increases as the board of directors may approve.

The employment agreement is terminable with or without cause by Quaint Oak Bank. The executive has no right to compensation or other benefits pursuant to the employment agreement for any period after termination by Quaint Oak Bank for cause, as defined in the agreement.  In the event that the employment agreement is terminated by Quaint Oak Bank other than for cause or by Mr. Strong as a result of certain adverse actions which are taken with respect to his employment following a change in control, as defined, of Quaint Oak Bank, then Mr. Strong will be entitled to a lump sum cash severance amount equal to 2.99 times his average annual compensation for the last three calendar years, subject to reduction pursuant to Section 280G of the Code, as set forth below.

A change in control is generally defined in the employment agreement to mean a change in the ownership or effective control of Quaint Oak Bancorp or Quaint Oak Bank or a change in the ownership of a substantial portion of the assets of Quaint Oak Bancorp or Quaint Oak Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

The employment agreement provides that, in the event any of the payments to be made thereunder are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times Mr. Strong's average annual compensation from Quaint Oak Bank that was includable in his gross income during the most recent five taxable years ending prior to the year in which the change in control occurs.  As a result, the severance payment in the event of a change in control will not be subject to a 20% excise tax, and Quaint Oak Bank will be able to deduct such payment as compensation expense for federal income tax purposes.

In the event that prior to a change in control the employment agreement is terminated by Quaint Oak Bank other than for cause or Mr. Strong's death or disability, or by Mr. Strong for "good reason," as defined, then Quaint Oak Bank will pay Mr. Strong a lump sum cash severance payment equal to three times his current base salary within 30 days following his termination.  Upon his death or disability, Quaint Oak Bank shall pay Mr. Strong or his estate or legal representative, a lump sum cash severance payment equal to one times his current base salary within 30 days following his termination, plus a lump sum equal to the prorated portion of the bonus that would have been paid if he had remained employed for the full calendar year, based upon the portion of the year that he was able to perform his duties prior to his death or disability.

Outstanding Equity Awards at Fiscal Year-End

Quaint Oak Bancorp made awards of restricted stock and grants of stock options during fiscal 2008 to its executive officers and other employees, which began vesting in 2009.  The table below sets forth outstanding equity awards at December 31, 2009 to our named executive officers.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
Name	Exercisable	Unexercisable
Robert T. Strong	6,943	27,772	$10.00	5/14/2018	11,109	$94,427

Curt T. Schulmeister	374	1,870	10.00	5/14/2018	749	6,367
___________________
(1)	Granted pursuant to our 2008 Stock Option Plan and are vesting at a rate of 20% per year and 16.667% per year for Mr. Strong and Mr. Schulmeister, respectively, commencing on May 14, 2009.

(2)    Calculated by multiplying the closing market price of our common stock on December 31, 2009, which was $8.50, by the applicable number of shares of common stock underlying the executive officer's stock awards.

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 29, 2010, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers, and (d) all directors and executive officers as a group.

	Common Stock Beneficially Owned as of March 29, 2010(1)
Name of Beneficial Owner	Amount		Percentage(2)
Black River BancVenture, Inc. 8245 Tournament Drive, Suite 270 Memphis, Tennessee 38125	117,712	(3)	9.9%

Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust 607 Lakeside Drive Southampton, Pennsylvania 18966	111,090	(4)	9.3

Jeffrey Thorp IRA, HSBC Bank USA, N.A., as custodian, and Jeffrey Thorp 954 Third Avenue, No. 705 New York, New York 10022	88,219	(5)	7.4

Directors:

George M. Ager, Jr.	15,349	(6)(7)	1.3

John J. Augustine, CPA	16,453	(6)(8)	1.4

James J. Clarke, Ph.D.	10,053	(6)	*

Andrew E. DiPiero, Jr., Esq.	11,553	(6)(9)	*

Kenneth R. Gant, MBA	17,153	(6)(10)	1.4

Robert J. Phillips	26,662	(6)(11)	2.2

Marsh B. Spink	18,553	(6)(12)	1.6

Robert T. Strong	67,133	(6)(13)	5.6

Other Named Executive Officer:
Curt T. Schulmeister	6,438	(6)(14)	*

All directors and executive officers as a group (11 persons)	197,732	(15)	16.1%
____________________
*           Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(Footnotes continued on following page)

___________________________
(2)
Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)
Based on information obtained from an amended Schedule 13G filed by Black River BancVenture, Inc. with the SEC on March 26, 2010.  Black River BancVenture, Inc. reported sole voting and dispositive power with respect to the 117,712 shares.

(4)
Messrs. Robert T. Strong and John J. Augustine and Ms. Diane J. Colyer act as trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust.  As of March 29, 2010, 16,663 shares held in the plan trust were allocated to the accounts of participating employees and 94,427 shares were held, unallocated, for allocation in future years.

In general, the allocated shares held in the plan trust as of March 29, 2010, will be voted by the plan trustees in accordance with the instructions of the participants. Any unallocated shares are generally required to be voted by the plan trustees in the same proportion as shares which have been allocated to participants are directed to be voted, subject to each case to the fiduciary duties of the plan trustees and applicable law.  The amount of our common stock beneficially owned by officers who serve as plan trustees and by all directors and executive officers as a group does not include the shares held by the plan trust other than shares specifically allocated to the individual officer’s account.

(5)
Based on information obtained from a Schedule 13G/A, filed by Jeffrey Thorp IRA, HSBC Bank USA, N.A. as custodian and Jeffrey Thorp with the SEC on February 4, 2010.  Jeffrey Thorp reports shared voting and dispositive power over the 88,219 shares held in his individual retirement account.

(6)
Includes shares held in trust by Quaint Oak Bancorp's 2008 Recognition and Retention Plan ("RRP") which have been awarded to the directors and officers and over which they may provide voting instructions to the RRP trustees and stock options which have been granted to the directors and officers under Quaint Oak Bancorp's 2008 Stock Option Plan and which are exercisable within 60 days of the voting record date as follows:

Name	RRP Shares		Stock Options
George M. Ager, Jr.	2,696	(a)	3,368	(a)
John J. Augustine, CPA	2,222		2,776
James J. Clarke, Ph.D.	2,222		2,776
Andrew E. DiPiero, Jr., Esq.	2,222		2,776
Kenneth R. Gant, MBA	2,222		2,776
Robert J. Phillips	6,665		8,331
Marsh B. Spink	2,222		2,776
Robert T. Strong	11,109		13,886
Curt T. Schulmeister	749		748
All directors and executive officers as a group (11 persons)	33,476		41,645
____________________________
(a)	Includes 474 shares awarded to Mr. Ager's spouse and held in the RRP Trust and 592 stock options exercisable by Mr. Ager's spouse within 60 days of the voting record date.

(7)	Includes 7,500 shares held jointly with Mr. Ager's spouse, 78 shares held by his spouse and 1,152 shares allocated to the account of his spouse in the Quaint Oak Bancorp ESOP.

(8)	Includes 1,500 shares held by Mr. Augustine's spouse and 9,400 shares held in Mr. Augustine's individual retirement account.

(9)	Includes 1,000 shares held by Mr. DiPiero's spouse and 5,000 shares held in Mr. DiPiero's individual retirement account.

(10)	Includes 10,000 shares held in Mr. Gant's individual retirement account and 1,600 shares held by Mr. Gant's children.

(11)	Includes 9,042 shares held jointly with Mr. Phillips's spouse, 330 shares held by his spouse and 628 shares held in his individual retirement account.

(12)	Includes 1,000 shares held jointly with Mr. Spink's son and 12,000 shares held in his individual retirement account.

(13)	Includes 25,000 shares held jointly with Mr. Strong's spouse, 8,200 shares held in Mr. Strong's individual retirement account and 6,161 shares allocated to Mr. Strong's account in the ESOP.

(14)	Includes 2,000 shares held in Mr. Schulmeister's individual retirement account and 2,843 shares allocated to Mr. Schulmeister's account in the ESOP.

(15)	Includes an aggregate of 13,764 shares of common stock which are held by the Quaint Oak Bancorp ESOP on behalf of our executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of Quaint Oak Bancorp, Inc.'s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, fiscal 2009, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Quaint Oak Bancorp's audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Quaint Oak Bancorp's Annual Report on Form 10-K for fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Andrew E. DiPiero, Jr., Esq.	Kenneth R. Gant, MBA	Robert J. Phillips

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

On October 1, 2009, Quaint Oak Bancorp was notified that the audit practice of Beard Miller Company LLP, Quaint Oak Bancorp's independent registered public accounting firm, was combined with ParenteBeard LLC in a transaction pursuant to which Beard Miller Company LLP combined its operations with ParenteBeard LLC and certain of the professional staff and partners of Beard Miller Company LLP joined ParenteBeard LLC either as employees or partners of ParenteBeard LLC.  As a result of the combination, on October 1, 2009, Beard Miller Company LLP resigned as the independent registered public accounting firm of Quaint Oak Bancorp, and with the approval of the Audit Committee of Quaint Oak Bancorp's Board of Directors, ParenteBeard LLC was engaged as Quaint Oak Bancorp's independent registered public accounting firm.

During the two years ended December 31, 2008 and from December 31, 2008 through engagement of ParenteBeard LLC as Quaint Oak Bancorp's independent registered public accounting firm, neither Quaint Oak Bancorp nor anyone on its behalf consulted ParenteBeard LLC with respect to any accounting or auditing issues involving Quaint Oak Bancorp.

Our Audit Committee has appointed ParenteBeard LLC, independent registered public accounting firm, to perform the audit of Quaint Oak Bancorp's financial statements for the year ending December 31, 2010, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by ParenteBeard LLC that neither that firm nor any of its associates has any relationship with Quaint Oak Bancorp or Quaint Oak Bank other than the usual relationship that exists between independent registered public accounting firms and their clients.  ParenteBeard LLC will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint ParenteBeard LLC as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by ParenteBeard LLC is compatible with maintaining their independence.  In addition to performing auditing services, ParenteBeard LLC , as Beard Miller Company LLP, performed tax-related services, including the completion of Quaint Oak Bancorp's corporate tax returns in 2009 and 2008.  The Audit Committee believes that ParenteBeard LLC 's performance of these other services is compatible with maintaining their independence.

Audit Fees

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Quaint Oak Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee separately approves other individual engagements as necessary.  The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

The following table sets forth the aggregate fees paid by us to Beard Miller Company LLP for professional services rendered in connection with the audit of Quaint Oak Bancorp's consolidated financial statements for 2009 and 2008, as well as the fees paid by us to Beard Miller Company LLP for audit-related services, tax services and all other services rendered to us during 2009 and 2008.

	Year Ended December 31,
	2009	2008
Audit Fees	$62,121	$65,363
Audit-related fees (1)	400	419
Tax fees (2)	11,804	8,363
All other fees	--	--
Total	$74,325	$74,145
_______________________
(1)	Audit-related fees for 2009 consist of fees paid in connection with the registration of securities for Quaint Oak Bancorp’s equity compensation plan.
(2)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

    Each new engagement of Beard Miller Company LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Quaint Oak Bancorp relating to the next annual meeting of shareholders, which is scheduled to be held in May, 2011, must be received at our principal executive offices located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966, Attention:  Diane J. Colyer, Corporate Secretary, no later than December 13, 2010.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary.  To be timely with respect to the annual meeting of shareholders scheduled to be held in May 2011, a shareholder's notice must be delivered to, or mailed and received at, our principal executive offices no later than December 13, 2010.  A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2011, this notice must be received by December 13, 2010.  Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Quaint Oak Bancorp's Bylaws.  We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications.  Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Quaint Oak Bancorp, Inc., c/o Diane J. Colyer, Corporate Secretary, Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966.

ANNUAL REPORTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2009 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2009 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits.  Such written requests should be directed to Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Quaint Oak Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

☒ Please Mark Votes	REVOCABLE PROXY
As in This Example	QUAINT OAK BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUAINT OAK BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2010 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Quaint Oak Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Quaint Oak Bancorp, Inc. (the "Company") held of record by the undersigned on March 29, 2010, at the Annual Meeting of Shareholders to be held at the Company's corporate headquarters located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966, on Wednesday, May 12, 2010, at 2:00 p.m., Eastern time, and any adjournment thereof.

1.           ELECTION of directors for three-year term (except as marked to the contrary below).

☐ FOR                              ☐  WITHHOLD                                       ☐    FOR ALL EXCEPT

NOMINEES for a three-year term expiring in 2013:	John J. Augustine, CPA, Kenneth R. Gant, MBA and Robert T. Strong

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except"
and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to ratify the appointment of ParenteBeard LLC as Quaint Oak Bancorp's independent registered public accounting firm for the year ending December 31, 2010.

☐ FOR                               ☐ AGAINST                                           ☐    ABSTAIN

3.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING   ☐

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of ParenteBeard LLC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to date and sign this proxy card in the box below.	Date
Sign above
------------------------------------------------------------------------------------------------------------------------------
                             ▲       Detach above card, sign, date and mail in postage paid envelope provided.      ▲

QUAINT OAK BANCORP, INC.

Please sign this proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 12, 2010.
The proxy statement and our 2009 Annual Report are available on our website at www.quaintoak.com under "Investor Relations." The proxy statement also contains directions to attend the Annual Meeting.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

__________________________________________________

QUAINT OAK BANCORP, INC.
RECOGNITION AND RETENTION PLAN
VOTING INSTRUCTION BALLOT

____________________

☒Please Mark Votes	ANNUAL MEETING OF SHAREHOLDERS
As in This Example	____________________

The undersigned hereby instructs the Trustees of the 2008 Recognition and Retention Plan (the "Recognition Plan") of Quaint Oak Bancorp, Inc. to vote, as designated below, all the shares of common stock of Quaint Oak Bancorp, Inc. granted pursuant to the Recognition Plan to the undersigned as of March 29, 2010 at the Annual Meeting of Shareholders to be held at Quaint Oak Bancorp's main office located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania, on Wednesday, May 12, 2010, at 2:00 p.m., Eastern time, or at any adjournment thereof.

1.           ELECTION of directors for a three-year term.

☐ FOR                            ☐ WITHHOLD                                         ☐  FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2013:	John J. Augustine, CPA, Kenneth R. Gant, MBA and Robert T. Strong

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except"
and write that nominee's name in the space provided below.

_______________________________________________

2.	PROPOSAL to ratify the appointment of ParenteBeard LLC as Quaint Oak Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐ FOR                               ☐ AGAINST                                          ☐ ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of ParenteBeard LLC.

THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF QUAINT OAK BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2009 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.

Please be sure to sign and date this Card.	Date
Participant sign above

April 12, 2010

To:	Persons Granted Restricted Stock under Quaint Oak Bancorp's Recognition and Retention Plan (the "Recognition Plan")

Re:           Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp granted to you pursuant to the 2008 Recognition and Retention Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2009 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote the restricted shares granted to you by marking, dating, signing and returning the enclosed Voting Instruction Ballot to Diane Colyer.  Ms. Coyler will tabulate the votes for the purpose of having those shares voted by the Trustees at the Annual Meeting.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp.  If your voting instructions are not received, the restricted shares granted to you will be voted by the Trustees in their sole discretion.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you pursuant to the 2008 Recognition and Retention Plan.  If you also own shares of Quaint Oak Bancorp common stock outside of the Recognition Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

                       Robert T. Strong
President and Chief Executive Officer

QUAINT OAK BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT
____________________

ANNUAL MEETING OF SHAREHOLDERS
☒Please Mark Votes	____________________
As in This Example

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the "ESOP") of Quaint Oak Bancorp, Inc. to vote, as designated below, all the shares of common stock of Quaint Oak Bancorp, Inc. allocated to my ESOP account as of March 29, 2010 at the Annual Meeting of Shareholders to be held at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania, on Wednesday, May 12, 2010, at 2:00 p.m., Eastern time, or at any adjournment thereof.

1.           ELECTION of directors for three-year term.

☐ FOR                             ☐   WITHHOLD                                    ☐  FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2013:	John J. Augustine, CPA, Kenneth R. Gant, MBA and Robert T. Strong

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.	PROPOSAL to ratify the appointment of ParenteBeard LLC as Quaint Oak Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐ FOR                              ☐  AGAINST                                           ☐   ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of ParenteBeard LLC.

THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF QUAINT OAK BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2009 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.

Please be sure to sign and date this Card.	Date
Participant sign above

 April 12, 2010

To:	Participants in the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP")

Re:           Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp allocated to your account in the Quaint Oak Bancorp, Inc. ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2009 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot to Diane Colyer.  Ms. Coyler will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Quaint Oak Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

                       Robert T. Strong
President and Chief Executive Officer